UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2020 (April 13, 2020)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2020, the Annual Meeting Committee (the “Committee”) of the Board of Directors (the “Board”) of Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P., nominated a slate of eleven nominees for election to the Company’s Board of Directors (the “Director Nominees”) at the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”). Concurrent with the Committee’s selection of the Director Nominees, William L. Mack, the Company’s Chairman of the Board, notified the Board that he would not stand for re-election at the Annual Meeting in accordance with the Company’s mandatory retirement policy for directors.

A copy of the Company’s press release dated April 14, 2020 announcing its slate of Director Nominees is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release of Mack-Cali Realty Corporation dated April 14, 2020.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 14, 2020	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: April 14, 2020		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary